UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Co-Registrants [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14A-6(E)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                       CLAYMORE EXCHANGE-TRADED FUND TRUST
                      CLAYMORE EXCHANGE-TRADED FUND TRUST 2
                     FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND
              MADISON/CLAYMORE COVERED CALL & EQUITY STRATEGY FUND
                       OLD MUTUAL/CLAYMORE LONG-SHORT FUND
                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

            (Names of Co-Registrants As Specified in their Charters)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Logo: Claymore

                                                           NOTICE OF ADJOURNMENT
                                  CLAYMORE FUNDS SPECIAL MEETING OF SHAREHOLDERS


January 12, 2010

Dear Valued Shareholder:

We need your help. The special meeting of shareholders of certain Claymore Funds scheduled for January 12, 2010 has been adjourned to TUESDAY, FEBRUARY 2ND to provide shareholders who have not yet cast their proxy vote with additional time to do so. Our records indicate that you are a record date shareholder of one or more of the funds for which the required quorum of shares has not yet been reached.

IT IS CRITICAL THAT YOUR PROXY VOTE IS RECEIVED BEFORE THE ADJOURNED MEETING. Additional solicitation efforts are costly and could delay the important business of the funds.

Proxy materials were originally mailed to you on or about December 7th. Enclosed you will find another copy of your proxy ballots which lists the proposals to be voted on. If you have cast your proxy vote since this letter was mailed, we thank you sincerely for your participation. IF YOU HAVE NOT YET CAST YOUR VOTE, PLEASE DO SO TODAY. We need your proxy vote, regardless of how many shares you own.

If you need another copy of the proxy statement or have any proxy-related questions, please call 1-866-796-1290 for assistance. I thank you in advance for your help with this urgent matter.

Sincerely,

/s/ J. Thomas Futrell

J. Thomas Futrell
Chief Executive Officer
CLAYMORE FUNDS

--------------------------------------------------------------------------------

PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE USING ONE OF THE VOTING OPTIONS LISTED BELOW.



1. VOTE BY TOUCH-TONE PHONE. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy ballot(s).

2. VOTE VIA THE INTERNET. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

3. VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided.


       Claymore Funds o 2455 Corporate West Drive o Lisle, Illinois 60532

Logo: Claymore

                                                           NOTICE OF ADJOURNMENT
                                  CLAYMORE FUNDS SPECIAL MEETING OF SHAREHOLDERS


January 12, 2010

Dear Valued Shareholder:

We need your help. The special meeting of shareholders of certain Claymore Funds scheduled for January 12, 2010 has been adjourned to TUESDAY, FEBRUARY 2ND to provide shareholders who have not yet cast their proxy vote with additional time to do so. Our records indicate that you are a record date shareholder of one or more of the funds for which the required quorum of shares has not yet been reached.

IT IS CRITICAL THAT YOUR PROXY VOTE IS RECEIVED BEFORE THE ADJOURNED MEETING. Additional solicitation efforts are costly and could delay the important business of the funds.

Proxy materials were originally mailed to you on or about December 7th. Enclosed you will find another copy of your proxy ballots which lists the proposals to be voted on. If you have cast your proxy vote since this letter was mailed, we thank you sincerely for your participation. IF YOU HAVE NOT YET CAST YOUR VOTE, PLEASE DO SO TODAY. We need your proxy vote, regardless of how many shares you own.

If you need another copy of the proxy statement, have any proxy-related questions, or to vote your proxy by phone, please call 1-866-796-1290 for assistance. I thank you in advance for your help with this urgent matter.

Sincerely,

/s/ J. Thomas Futrell

J. Thomas Futrell
Chief Executive Officer
CLAYMORE FUNDS

--------------------------------------------------------------------------------

PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE USING ONE OF THE VOTING OPTIONS LISTED BELOW.

4. VOTE BY PHONE WITH A LIVE REPRESENTATIVE TODAY! You may cast your vote by calling our toll-free proxy hotline at 1-866-796-1290. Representatives are available to record your vote Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

5. VOTE BY TOUCH-TONE PHONE. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy ballot(s).

6. VOTE VIA THE INTERNET. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

7. VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided.


       Claymore Funds o 2455 Corporate West Drive o Lisle, Illinois 60532